UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/08/2005

First State Bancorporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12487

New Mexico	85-0366665
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7900 Jefferson NE
Albuquerque, NM 87109
(Address of principal executive offices, including zip code)

505-241-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On December 8, 2005 First State Bancorporation, a New Mexico corporation ("First State") issued a press release announcing that its subsidiary, First State Bank, N.M. will change its name to First Community Bank. A copy of the press release is attached hereto as Exhibit 99.1.

The preceding is qualified in its entirety by reference to the press release announcing the name change, which is incorporated by reference to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired
(b)Pro Forma Financial Information
(c)Exhibits

Exhibit           Description

-------    --------------
99.1       First State Bancorporation press release dated December 8, 2005

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First State Bancorporation

Date: December 09, 2005	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	First State Bancorporation press release dated December 8, 2005